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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FRESH CHOICE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

March 27, 2003

Dear Stockholder:

        This year's Annual Meeting of Stockholders will be held on Tuesday, May 6, 2003 at 2:00 p.m. Pacific Daylight Time at the Santa Clara Convention Center, 5001 Great America Parkway, Santa Clara, California 95054. You are cordially invited to attend.

        The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

        After reading the Proxy Statement, please promptly mark, sign, and return the enclosed proxy in the postage-prepaid envelope to ensure that your shares will be represented. Your shares cannot be voted unless you date, sign, and return the enclosed proxy or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and voting upon, the matters before our stockholders are important.

        A copy of the Company's Annual Report is also enclosed.

        The Board of Directors and Management look forward to seeing you at the annual meeting.

Very truly yours,

Everett F. Jefferson President and Chief Executive Officer

485 Cochrane Circle
Morgan Hill, CA 95037

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 6, 2003

Dear Stockholder:

        You are invited to attend the Annual Meeting of the Stockholders of Fresh Choice, Inc. (the "Company"), which will be held on Tuesday, May 6, 2003 at 2:00 p.m. Pacific Daylight Time at the Santa Clara Convention Center, 5001 Great America Parkway, Santa Clara, California 95054, for the following purposes:

  1.
  To elect two (2) Class II directors to hold office for a three-year term and until their respective successors are elected and qualified.

  2.
  To consider and vote upon a proposal to ratify the appointment of Grant Thornton LLP as the Company's independent accountants for the fiscal year ending December 28, 2003.

  3.
  To transact such other business as may properly come before the meeting.

        Stockholders of record at the close of business on March 17, 2003 are entitled to notice of and to vote at this meeting and any adjournments thereof. For ten (10) days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at the principal office of the Company.

By order of the Board of Directors,

JOAN M. MILLER Secretary

Morgan Hill, California
March 27, 2003

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage prepaid envelope to ensure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

i

Proxy Statement for Annual Meeting of Stockholders

FRESH CHOICE, INC.
485 Cochrane Circle
Morgan Hill, California 95037

        The accompanying proxy is solicited by the Board of Directors of Fresh Choice, Inc., a Delaware corporation ("Fresh Choice" or the "Company"), for use at the Annual Meeting of Stockholders to be held May 6, 2003 and any adjournment thereof for the purposes set forth in the accompanying Notice of Annual Meeting. The date of this Proxy Statement is March 27, 2003, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

GENERAL INFORMATION

        Annual Report.    An annual report for the fiscal year ended December 29, 2002 is enclosed with this Proxy Statement.

        Voting Securities.    Only stockholders of record as of the close of business on March 17, 2003 will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 5,964,068 shares of Common Stock of the Company, par value $.001 per share, issued and outstanding. Stockholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company's bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Except as noted below, votes for and against abstentions and "broker non-votes" will each be counted as present for the purposes of determining the presence of a quota.

        Broker Non-Votes.    A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in "street name") but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors and ratification of auditors.

        Solicitation of Proxies.    The cost of soliciting proxies will be borne by the Company. In addition to soliciting stockholders by mail through its regular employees, the Company will request banks, and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

        Voting of Proxies.    All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivering to the Secretary of the Company a written instrument revoking the proxy, or a duly-executed proxy with a later date, or by attending the meeting and voting in person.

1

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following tables set forth certain information, as of March 14, 2003 with respect to the beneficial ownership of the Company's Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock of the Company; (ii) each director and director-nominee of the Company; (iii) each executive officer named in the Summary Compensation Table below; and (iv) all executive officers and directors of the Company as a group.

        Except as otherwise indicated, the address of each beneficial owner is c/o Fresh Choice, Inc., 485 Cochrane Circle, Morgan Hill, California 95037.

	Shares of Common Stock Owned(1)
Name and Address of Beneficial Owners	Number of Shares	Percentage of Class
Crescent Real Estate Equities Limited Partnership 777 Main Street, Suite 2100 Fort Worth, TX 76102	1,684,306(3)	23.6
Peninsula Capital Management, Inc. One Sansome Street, Suite 3134 San Francisco, CA 94104	579,700(3)	9.7
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	560,000(5)	9.4
Richard E. Rainwater 777 Main Street, Suite 2250 Fort Worth, TX 76102	496,400(6)	8.3
DFL Investing, Inc. 100 Crescent Court, Suite 1700 Dallas, TX 75201	463,031(7)	7.8
Yong Ping Duan and Xin Liu 362 W. Garvey Ave. Monterey Park, CA 91754	450,000(8)	7.5
Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	324,400(9)	5.4
Officers and Directors
Charles A. Lynch	77,200(10)	1.3
Everett F. Jefferson	440,600(11)	7.0
Carl R. Hays	32,938(12)	*
Vern O. Curtis	24,170(13)	*
Charles L. Boppell	16,347(14)	*
Barry E. Krantz	21,347(15)	*
David E. Pertl	116,106(16)	1.9
Tim G. O'Shea	69,896(17)	1.2
Joan M. Miller	57,483(18)	1.0
Tina E. Freedman	74,694(18)	1.2
Steven A. Adkins(2)
Executive officers and directors as a group (10 persons)	930,781(20)	13.9

*
Less than 1%

2

1
Except as indicated in the footnotes to this table, the persons named in the table have sole voting and dispositive power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable. Percentage ownership is based on 5,964,068 shares of Common Stock outstanding on March 14, 2003.

2
Mr. Adkins resigned from the Company in December 2002.

3
Includes (i) 1,187,906 shares of Series B Non-Voting Participating Convertible Preferred Stock ("Series B Preferred Stock") and (ii) 496,400 shares subject to an option to purchase the Common Stock presently owned by Mr. Richard E. Rainwater. Does not include (i) 1,187,906 shares of Series A Voting Participating Convertible Preferred Stock ("Series A Preferred Stock") that may be acquired at any time upon conversion of Series B Preferred Stock, because Series B Preferred Stock is included. After conversion of any shares of Series B Preferred Stock into Series A Voting Participating Convertible Preferred Stock (the "Series A Preferred Stock"), the holders of Series A Preferred Stock have the right to elect a majority of the Board.

4
Based on a 13G filed by Peninsula Capital Management, Inc. ("Peninsula"), Scott A. Bedford ("Bedford") and Peninsula Fund, L.P. ("Fund") with the Securities and Exchange Commission on March 6, 2003. Peninsula is a registered investment advisor and is the general partner of Fund. Bedford is the control person of Peninsula. Fund is the only individual client of Peninsula that has holdings of more than five percent of the shares outstanding. Peninsula and Bedford filed the 13G as a group. Fund filed jointly with Peninsula and Bedford, but not as a member of a group, and expressly disclaims membership in a group. Peninsula and Bedford have shared voting and dispositive power over all the securities. Fund has shared voting and dispositive powers along with Peninsula and Bedford for the shares held by Fund.

5
Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003 these securities are owned by various individual and institutional investors, including T. Rowe Price Small-Cap Value Fund, Inc. (which owns 560,000 shares, representing 9.4% of the shares outstanding), of which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirement of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

6
Does not include shares of Preferred Stock of the Company held by Crescent Real Estate Equities Limited Partnership. Mr. Rainwater is the Chairman of the Board of, and holds a significant equity interest in, Crescent Real Estate Equities Company, a real estate investment trust which holds an approximate 83.4% limited partnership interest and indirectly holds a 1% general partnership interest in Crescent Real Estate Equities Limited Partnership.

7
Based on 13G filed by DFL Investing, Inc. ("DFL"), The Rosewood Corporation ("Rosewood") and Caroline Hunt Trust Estate ("CHTE") with the Securities and Exchange Commission on January 23, 2003. DFL is 100% owned by Rosewood, which in turn is 100% owned by CHTE. This filing reflects the parent-subsidiary relationships for the entity that directly owns the stock. DFL, Rosewood and CHTE have shared voting and dispositive power over the securities.

8
Based on a Schedule 13D filed by Yong Ping Duan ("Duan") and Xin Liu ("Liu") with the Securities and Exchange Commission on March 14, 2003. Duan and Liu have sole voting and dispositive power over the securities.

9
Based on a Schedule 13G filed with the Securities and Exchange Commission on February 3, 2003. Dimensional Fund Advisors Inc. has sole voting power and sole dispositive power of all 324,400 shares. Advisory clients of Dimensional Fund Advisors Inc. own all of such shares.

10
Includes 65,561 shares subject to stock options exercisable within 60 days of March 14, 2003.

11
Includes (i) 372,600 shares subject to stock options exercisable within 60 days of March 14, 2003 and (ii) 10,400 shares held in an Individual Retirement Account.

12
Includes 29,284 shares subject to stock options exercisable within 60 days of March 14, 2003.

13
Includes 22,170 shares subject to stock options exercisable within 60 days of March 14, 2003.

14
Includes 16,347 shares subject to stock options exercisable within 60 days of March 14, 2003.

3

15
Includes 16,347 shares subject to stock options exercisable within 60 days of March 14, 2003.

16
Includes (i) 71,269 shares subject to stock options exercisable within 60 days of March 14, 2003, (ii) 7,000 shares held in an Individual Retirement Account and (iii) 37,837 shares held by David E. Pertl and Judy A. Pertl Trustees FBO The Pertl Family Trust.

17
Includes 49,619 shares subject to stock options exercisable within 60 days of March 14, 2003.

18
Includes 45,352 shares subject to stock options exercisable within 60 days of March 14, 2003.

19
Includes 45,352 shares subject to stock options exercisable within 60 days of March 14, 2003.

20
Includes an aggregate of 733,901 shares subject to stock options held by all current executive officers and directors as a group exercisable within 60 days of March 14, 2003.

	Shares of Preferred Stock Owned(1)
	Series A		Series B
Name and Address of Beneficial Owners	Number of Shares	Percentage of Class	Number of Shares	Percentage of Class
Crescent Real Estate Equities Limited Partnership 777 Main Street, Suite 2100 Fort Worth, TX 76102	1,187,906(2)	100%	1,187,906(3)	100%

No shares of Preferred Stock except those listed in the table below are outstanding or may become outstanding within 60 days of March 14, 2003 and no one listed in the table above covering the Company's Common Stock has any rights to beneficially acquire such Preferred Stock.

Represents 1,187,906 shares of Series B Preferred Stock that may be converted into Series A Preferred Stock at any time at the option of the holder. Series A Preferred Stock may be converted into Common Stock at any time at the option of the holder. After conversion of any shares of Series B Preferred Stock into Series A Voting Participating Convertible Preferred Stock (the "Series A Preferred Stock"), the holders of Series A Preferred Stock have the right to elect a majority of the Board.

Series B Preferred Stock is non-voting, but may be converted into Series A Preferred Stock or Common Stock at any time at the option of the holder. See also footnote 2 above.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        The Company has a classified Board of Directors consisting of two Class I directors (Vern O. Curtis and Charles L. Boppell), two Class II directors (Carl R. Hays and Charles A. Lynch), and two Class III directors (Everett F. Jefferson and Barry E. Krantz), who will serve until the Annual Meetings of Stockholders to be held in 2005, 2003 and 2004, respectively, and until their respective successors are duly elected and qualified. At each Annual Meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms expire on the Annual Meeting dates.

        Management's nominees for election at the Annual Meeting of Stockholders to Class II of the Board of Directors are Carl R. Hays and Charles A. Lynch. If elected, the nominees will serve as directors until the Company's Annual Meeting of Stockholders in 2006, and until their successors are elected and qualified. If either nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as management may designate.

        If a quorum is present and voting, the two nominees for Class II director receiving the highest number of votes will be elected as Class II directors. Abstentions and broker non-votes will have no effect on the outcome of the vote.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE NOMINEES LISTED ABOVE.

        The table below sets forth for the current directors, including the Class II nominees to be elected at this meeting, certain information with respect to age and background:

Name	Age	Positions with the Company	Director Since
Class I directors whose terms expire at the 2005 Annual Meeting of Stockholders:
Vern O. Curtis	68	Director	1996
Charles L. Boppell	61	Director	1998
Class II directors nominated for election at the 2003 Annual Meeting of Stockholders:
Carl R. Hays	64	Director	1989
Charles A. Lynch	75	Chairman of the Board of the Company since March 1995; Director	1989
Class III directors whose terms expire at the 2004 Annual Meeting of Stockholders:
Barry E. Krantz	58	Director	1998
Everett F. Jefferson	64	President and Chief Executive Officer of the Company; Director	1997

        Mr. Curtis has served as a director of the Company since April 1996. Since June 1991, Mr. Curtis has been self-employed as an investor. Mr. Curtis devoted three years between June 1992 and June 1995 to full-time service for the Church of Jesus Christ of Latter-day Saints. From August 1988 to June 1991, Mr. Curtis was Dean of the School of Business and Economics of Chapman College, a liberal arts college in Orange, California. From 1968 to January 1987, Mr. Curtis served in various executive positions with Denny's, Inc., a diversified restaurant company with over 1,900 units, including serving as President and Chief Executive Officer from 1980 to 1987 and Chairman of the Board from 1985 to 1987. He currently serves on the Board of Directors of PIMCO Mutual Funds, a group of mutual funds that primarily manages fixed income securities; PIMCO Commercial Mortgage Security Trust, Inc., a closed-end fund specializing in investment in commercial mortgage backed securities; PIMCO Variable Insurance Trusts; and PS Business Parks, Inc., a real estate investment trust company.

        Mr. Boppell has served as a director of the Company since March 1998. Mr. Boppell has served as the President and Chief Executive Officer of Worldwide Restaurant Concepts, Inc. ("Worldwide") since March 1999. Prior to his employment with Worldwide, Mr. Boppell served as the President and Chief Executive Officer of La Salsa Holding Co. ("La Salsa") from November 1993 to March 1999. Mr. Boppell also served as President and Chief Executive Officer of Godfather Pizza from 1984 to 1985. In 1989, while serving as a Director of Hudson's Grill America, Inc., Mr. Boppell was chosen to serve as Chief Executive Officer during that company's reorganization. Mr. Boppell was with Taco Bell from 1981 to 1984 serving as Vice President of Operations, and then as President. At Pizza Hut, a division of PepsiCo, Mr. Boppell served from 1977 to 1981 as Western Division Vice President and later advanced to become the Senior Vice President of Operations. From 1965 to 1977, Mr. Boppell held various positions with Saga Corporation, a contract food services company, including College Account Manager, Regional Vice President Sales, District Manager and Vice President General Manager of Saga Food Systems. Mr. Boppell currently serves as a Director of Worldwide and Toyota-Boppell Wintringham Inc. Mr. Boppell serves as Chairman of the Board for his alma mater, Whitworth College in Spokane, Washington.

        Mr. Hays has served as a director of the Company since March 1989. Mr. Hays has been a franchisee of Outback Steakhouse in Northern California since January 1993. From November 1989 to January 1993, Mr. Hays was the Chief Operating Officer of Al Copeland Enterprises, the parent company of Popeye's Famous Fried Chicken and Church's Fried Chicken.

        Mr. Lynch has served as Chairman of the Board since March 1995, and has served as a director of the Company since April 1989. Mr. Lynch was an executive officer of the Company from March 1995 until he resigned as an executive officer in March 1998. Mr. Lynch also served as the Chief Executive Officer of the Company from May 1995 to November 1995. Mr. Lynch served as Chairman and Chief Executive Officer of La Salsa from February 1999 until June 1999 and as Chairman of the Board of Regent Pacific Management Corporation from July 1998 until October 1999. Since October 1999, Mr. Lynch has been the Chairman of Market Value Partners Company, an investment firm, which position he also held from July 1989 to March 1995. From March 1998 to June 1998, Mr. Lynch served as Chairman and Chief Executive Officer of Arrowhead Mills, Inc. From July 1988 to June 1989, he was the President and Chief Executive Officer of Levolor Corporation, a manufacturer of window coverings. From September 1986 to June 1988, he was the Chairman and Chief Executive Officer of DHL Airways, Inc., a provider of express courier service. From 1978 to 1986, Mr. Lynch was the Chairman of the Board and Chief Executive Officer of Saga Corporation, a diversified restaurant and food services company. Mr. Lynch is also a Director of Spectrum Organic Products, Inc.

        Mr. Krantz has served as a director of the Company since March 1998. From August 1995 to the present, Mr. Krantz has been self-employed serving on the Board of Directors of and/or consulting with several of the major restaurant chains in the United States and internationally. Mr. Krantz has spent more than 20 years in various executive positions within the foodservice industry. From January 1994 to August 1995, Mr. Krantz served as President and Chief Operating Officer of Family Restaurants, Inc., a $1.2 billion company that owned and operated the El Torito, Chi-Chi's, Reuben's, Charley Brown's, Coco's, Carrows and jojos chains. From March 1993 to January 1994, Mr. Krantz served as the Chief Operating Officer for Restaurant Enterprises Group, and served as President of its Family Restaurant Division from January 1989 to January 1994. From January 1979 to January 1987, Mr. Krantz was the Senior Vice President of Marketing and Concept Development for Denny's Restaurants. Mr. Krantz received a Bachelor of Arts degree from the University of Pennsylvania and a Masters in Business

Administration from the Stanford University Graduate School of Business. Before starting a career in the food service industry, Mr. Krantz held a variety of product management positions at General Foods Corporation and senior account management positions at several major advertising agencies. Mr. Krantz is also a Director of Worldwide Restaurant Concepts, Inc.

        Mr. Jefferson was elected President and Chief Executive Officer and a director of the Company in February 1997. From June 1996 to February 1997 Mr. Jefferson was an independent consultant. From June 1993 to June 1996, Mr. Jefferson was President and Chief Executive Officer of Cucina Holdings, Inc., the operator of Java City coffee and bakery. From March 1990 to June 1993, he was an independent consultant and independent restaurant operator. From May 1987 to March 1990, Mr. Jefferson served as President and Chief Executive Officer of Skipper's, Inc. From May 1986 to April 1987, Mr. Jefferson served as President of Kings Table, Inc. Earlier in his career, Mr. Jefferson was with Pizza Hut, Inc. for five years, including three years as Senior Vice President of operations, and was with Saga Corporation for 10 years, including two years as Regional Director of the Southeast and Caribbean.

Meetings and Committees

        During the fiscal year ended December 29, 2002, the Board held four meetings and two telephonic meetings. All directors attended 100% of such meetings of the Board.

        The Company has a Nominating / Corporate Governance Committee, an Audit Committee and a Compensation Committee.

        The Nominating / Corporate Governance Committee was formed in October 2002. The function of the Nominating / Corporate Governance Committee is to develop policies on the size and composition of the Board of Directors; identify individuals qualified to become members of the Board of Directors and review candidates for Board membership; recommend a slate of nominees to the Board of Directors annually; ensure that the Audit, Compensation and Nominating/Corporate Governance Committees of the Board of Directors have the benefit of qualified and experienced independent directors; review and reassess the adequacy of the Board of Directors' corporate governance principles and recommend changes to such principles annually; and advise the full Board of Directors on corporate governance matters.

        The Nominating/Corporate Governance Committee will consider recommendations for nominees for directorships submitted by stockholders. Stockholders who wish the Nominating/Corporate Governance Committee to consider their recommendations for nominees for the position of director should submit their recommendations in writing to the Nominating/Corporate Governance Committee in care of the Secretary of the Company at the Company's principal executive offices. The Nominating/Corporate Governance Committee did not meet during fiscal 2002.

        The function of the Audit Committee is to retain the independent auditors, review their independence, review and approve any fee arrangements with the auditors, oversee their audit work, review and pre-approve any non-audit services that may be performed by them, review the adequacy of accounting and financial controls, review the Company's critical accounting policies, and reviewing and approving any related party transactions. The Audit Committee at the beginning of fiscal 2002 consisted of four non-employee directors of the Company, Messrs. Boppell, Curtis, Hays and Krantz. Effective October 2002, the Committee was reduced to three non-employee directors of the Company, Messrs. Boppell, Curtis and Krantz. The Audit Committee held four meetings during the fiscal year ended December 29, 2002. For additional information concerning the Audit Committee, see "AUDIT COMMITTEE REPORT."

        The function of the Compensation Committee is to review and recommend executive compensation, including officer salary levels, incentive compensation programs, and stock option grants.

At the beginning of fiscal 2002, the Compensation Committee consisted of four non-employee directors of the Company, Messrs. Boppell, Curtis, Hays and Krantz. Effective October 2002, the Committee was reduced to three non-employee directors of the Company, Messrs. Hays, Curtis and Krantz. The Compensation Committee held two meetings during the fiscal year ended December 29, 2002. For additional information concerning the Compensation Committee, see "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION."

EXECUTIVE COMPENSATION AND OTHER MATTERS

        The following table sets forth information concerning the annual and long-term compensation of the Chief Executive Officer of the Company, the four other most highly-compensated executive officers of the Company as of December 29, 2002, whose total salary and incentive compensation for the fiscal year ended December 29, 2002 exceeded $100,000 for services in all capacities to the Company and information concerning a former executive officer who would have been among the four other most highly-compensated executive officers had he continued to serve as an executive officer through December 29, 2002. The following table also sets forth the total salary and incentive compensation for each of such executive officers for the fiscal years ended December 30, 2001 and December 31, 2000.

SUMMARY COMPENSATION TABLE

Long Term Compensation
		Annual Compensation						Awards
Name and Principal Position	Year	Salary		Bonus		Other Annual		Securities Underlying Options	All Other Compensation
Everett F. Jefferson President and Chief Executive Officer; Director	2002 2001 2000	$ $ $	286,488 281,926 289,152	$ $ $	0 30,000 91,721	$ $ $	17,080(3) 12,000(1) 12,000(1)	15,000 100,000 35,000	$ $ $	396(2) 381(2) 395(2)
Tim G. O'Shea Executive Vice President, Chief Operating Officer and Assistant Secretary	2002 2001 2000	$ $ $	163,864 158,576 153,908	$ $ $	0 0 52,412	$ $ $	13,900(1) 12,000(1) 12,000(1)	38,000 0 15,000	$ $ $	258(2) 133(2) 138(2)
David E. Pertl Senior Vice President, Chief Financial Officer and Treasurer	2002 2001 2000	$ $ $	181,439 174,515 168,216	$ $ $	0 0 58,964	$ $ $	12,872(1) 11,864(1) 11,660(1)	16,000 0 15,000	$ $ $	138(2) 87(2) 90(2)
Joan M. Miller Senior Vice President, Human Resources and Corporate Secretary	2002 2001 2000	$ $ $	116,680 112,604 109,275	$ $ $	0 0 42,585	$ $ $	12,541(1) 10,189(1) 12,000(1)	18,000 0 15,000	$ $ $	138(2) 87(2) 90(2)
Tina E. Freedman Senior Vice President, Product Development and Purchasing	2002 2001 2000	$ $ $	112,509 108,461 104,332	$ $ $	0 0 42,585	$ $ $	13,600(1) 12,000(1) 12,000(1)	17,000 0 15,000	$ $ $	60(2) 58(2) 60(2)
Steven A. Adkins(4) Former Senior Vice President, Operations	2002 2001 2000	$ $ $	143,600 130,769 119,678	$ $ $	4,392 8,210 59,265	$ $ $	14,014(5) 7,580(1) 8,602(1)	20,000 0 15,000	$ $ $	52(2) 52(2) 54(2)

1
Represents car allowance.

2
Represents life insurance premium payments.

3
Represents car allowance and reimbursement of personal flights per employment agreement.

4
Mr. Adkins resigned as Senior Vice President, Operations, effective December 1, 2002.

5
Represents car allowance and gain on disposition of Employee Stock Purchase Plan shares.

        The following table provides the specified information concerning grants of options to purchase the Company's Common Stock made during the fiscal year ended December 29, 2002 to the persons named in the Summary Compensation Table:

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants in Fiscal 2002
							Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Securities Underlying Options Granted(2)	% of Total Options Granted to Employees in Fiscal Year
Name				Exercise or Base Price(3)		Expiration Date
							5%		10%
Everett F. Jefferson	15,000	6.80%			$2.550	05/23/12		$24,055.22		$60,960.65
Tim G. O'Shea	18,000 20,000	8.16 9.07	% %	$ $	2.550 1.720	05/23/12 11/19/12	$ $	28,866.26 21,633.98	$ $	73,152.78 54,824.74
David E. Pertl	16,000	7.26%			$2.550	05/23/12		$25,658.90		$65,024.69
Joan M. Miller	18,000	8.16%			$2.550	05/23/12		$28,866.26		$73,152.78
Tina E. Freedman	17,000	7.71%			$2.550	05/23/12		$27,262.58		$69,088.74
Steven A. Adkins	20,000	9.07%			$2.550	05/23/12(4)		$32,073.63		$81,280.87

1
Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the optionholders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

2
These options vest and become exercisable 25% one year from the date of grant, and 1/48 per month for each complete calendar month of continuous employment thereafter. See also "EXECUTIVE COMPENSATION AND OTHER MATTERS—Employment Agreements, Change in Control and Severance Arrangements."

3
All options were granted at market value on the date of grant.

4
Option cancelled upon Mr. Adkins resignation in December 2002.

        The following table provides the specified information concerning unexercised options held as of December 29, 2002, by the persons named in the Summary Compensation Table:

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES(1)

	Number of Unexercised Options at 12/29/02		Value of Unexercised In-the-Money Options at 12/29/02(1),(2)
Name
	Exercisable(3)	Unexercisable	Exercisable(3)	Unexercisable
Everett F. Jefferson	353,851	116,149	$2,063	$688
Tim G. O'Shea	45,511	49,489	$2,554	$3,542
David E. Pertl	67,061	27,939	$3,118	$883
Joan M. Miller	41,544	28,956	$2,178	$648
Tina E. Freedman	43,544	27,956	$2,178	$648
Steven A. Adkins	34,152(4)	0	$1,939	$0

1
Values are net of exercise price. None of the persons named in the Summary Compensation Table exercised options during fiscal 2002.

2
Based on the 2002 year-end market price per share of $1.860 on December 27, 2002, the last trading date of the Company's fiscal year.

3
Company stock option grants made prior to December 2, 1999 generally vest over five years and stock option grants made after December 1, 1999 generally vest over four years. All option grants are exercisable only to the extent vested. See "Option Grants in Last Fiscal Year."

4
Options expired unexercised in January 2003.

Compensation of Directors

        Each non-employee director of the Company, except for the Chairman of the Board, receives $10,000 cash compensation per year, $2,500 of which is payable at the end of each full quarter of services. Each non-employee director of the Company also receives $750 cash compensation for each meeting and $250 cash compensation for each telephonic meeting of the Board of Directors that he attends. Each non-employee director who is a member of a committee of the Board of Directors receives $500 cash compensation for attendance at each committee meeting. Each non-employee director serving as a chairperson of a committee of the Board of Directors receives $1,000 cash compensation for such service during a fiscal year. The directors of the Company are reimbursed for expenses incurred in connection with attendance at Board of Directors or committee meetings. During fiscal 2002, Charles A. Lynch received $70,000 cash compensation for services provided as Chairman of the Board.

        During fiscal 1993, the Company adopted, and the stockholders approved, an amendment to the Company's 1988 Stock Option Plan (the "Option Plan") to permit initial and annual automatic stock option grants ("Director Options") to certain non-employee directors. Under the Option Plan, a director receives an initial automatic grant of 10,000 shares (an amount equal to $100,000 divided by the fair market value of a share of the Company's common stock on the date of the option grant, rounded to the nearest whole share, up to a maximum of 10,000 shares) upon joining the Board of Directors. In December 2002, each of the five eligible non-employee directors received an annual option grant. Messrs. Boppell, Curtis, Hays, Krantz and Lynch each received an option to purchase 3,000 shares of the Company's common stock (an amount equal to $50,000 divided by the fair market value of a share of the Company's common stock on the date of the option grant, rounded to the nearest whole share, up to a maximum of 3,000 shares).

Employment Agreements, Change in Control and Severance Arrangements

        On October 9, 2001 the Company provided Everett F. Jefferson with an employment agreement that superceded all previous employment agreements. The agreement provides for Mr. Jefferson's employment as President and Chief Executive Officer for a period of five years commencing August 14, 2001 and ending on August 11, 2006. Upon termination of employment at the completion of the five-year employment period Mr. Jefferson will be entitled to be paid a total of one year's salary at the then current base salary rate, payable in one lump sum. Mr. Jefferson's current compensation, including base salary, car allowance, and incentive pay, remains as currently structured during the employment period, subject to periodic review by the Company's Board of Directors and/or Compensation Committee. As part of the agreement the Board of Directors approved stock option grants of 100,000 shares to Mr. Jefferson. In the event Mr. Jefferson terminates his employment prior to August 11, 2006 he agreed to provide Fresh Choice six months advance notice. In return for the six months advance notice of termination and provided he is continuously employed by Fresh Choice for a period of one year from August 14, 2001, Fresh Choice will pay a $75,000 gross sum to assist with his relocation expenses. The only other compensation due Mr. Jefferson upon his voluntary resignation will be payment of his base salary and accrued vacation up through his termination date. The employment agreement provides that if the Company terminates Mr. Jefferson's employment without cause prior to August 11, 2006, Mr. Jefferson would be entitled to severance pay equal to one year's salary at the then-current rate. In addition should Mr. Jefferson choose to elect COBRA continuation during the one year severance period pursuant to federal law, Fresh Choice would continue to a pay a portion of the COBRA premiums equal to the dollar amount the Company paid towards health care at the time of termination. Employment terminated by the Company without cause is defined as: (1) a layoff approved by the Chairman of the Board; or (2) his voluntary or involuntary termination in the event of a Transfer of Control. Severance is not applicable for all other separations of employment, including but not necessarily limited to voluntary resignations, mutually agreeable separations, or separations for performance issues or any other separation for cause. In the event of a Transfer of Control of the Company, Mr. Jefferson's options to purchase the Company's Common Stock would become immediately vested and exercisable. Under the terms of the agreement, "Transfer of Control" means an ownership change in which the stockholders of the Company before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company.

        On or about January 24, 1997, the Company provided David Pertl with an employment offer letter appointing him Vice President and Chief Financial Officer. The offer letter provided that if the Company terminates Mr. Pertl's employment without cause, Mr. Pertl would receive severance pay equal to one year's salary at the then-current rate. Under the terms of the offer letter, "Without Cause" is defined as a layoff that is approved by the President and/or Chairman of the Company, or a separation, voluntary or involuntary, as a result of a Transfer of Control. "Transfer of Control" is defined as an ownership change in which the stockholders of the Company before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company. In the event of a Transfer of Control of the Company, Mr. Pertl's options to purchase the Company's Common Stock would become immediately vested and exercisable, and if he were terminated by the acquiring company, he would also be entitled to the above-described severance payments. On or about August 23, 2001, Mr. Pertl's employment offer letter was amended to provide that during the period for which severance payments are paid, if Mr. Pertl should choose to elect COBRA continuation coverage pursuant to federal law, Fresh Choice will pay a portion of the COBRA premiums during the applicable period of severance, equal to the dollar amount the Company paid towards the health care at the time of termination. The applicable period of severance is the earlier of

(1) the end of the one-year severance period; or (2) when Mr. Pertl is covered under another employer's group health plan.

        On August 14, 2001, the Company entered into amended Severance Agreements with each of its senior vice presidents (other than such officers who have other severance arrangements). These severance agreements provide that in the event of a layoff, a "Transfer of Control," or a termination without cause the executive would be entitled to receive severance pay of 12 months' continued salary. In addition, should the executive be eligible for and properly and timely elect COBRA coverage for medical and/or dental benefits, the Company will pay a portion of the COBRA premiums equal to the dollar amount the Company paid toward the executive's medical and/or dental benefits as of the separation date. The executive shall pay the remaining COBRA premium (i.e., the total COBRA premium less the Company contribution), including any subsequent COBRA premium increases. The Company's obligation to contribute towards the COBRA premiums shall cease upon the earlier of (i) the applicable severance period; (ii) the actual COBRA continuation period; or (iii) the executive's failure to timely remit any COBRA premium or contributions toward such premiums.

        The Option Plan provides that, with respect to options other than Director Options, in the event of a "Hostile Takeover" or a termination after "Transfer of Control" of the Company, the stock options outstanding under the Option Plan (the "Options"), to purchase the Company's Common Stock would become immediately vested and exercisable. Under the terms of the Option Plan, "Transfer of Control" means an ownership change in which the stockholders of the Company before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company; and "Hostile Takeover" means the occurrence of the following:

        1)    during any period of two consecutive years beginning on or after the date hereof, the persons who were members of the Board immediately before the beginning of such period (the "Incumbent Directors") cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that, any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval occurs as a result of an actual or threatened election contest or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than a member of the Board; or

        2)    any person (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof), excluding the Company, any subsidiary of the Company and any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of any such plan acting in his capacity as trustee), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 30% of the total combined voting power of the Company's then outstanding securities other than pursuant to a transaction approved by at least two-thirds of the directors who then qualify as Incumbent Directors.

        All shares subject to Director Options will become 100% vested and exercisable in the event of a Transfer of Control. Any Director Option not exercised as of the date of a Transfer of Control or assumed or substituted for by the Acquiring Corporation will terminate as of such date.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee is composed of Mr. Krantz, Mr. Curtis and Mr. Hays. No interlocking relationships exist between any member of the Company's Compensation Committee and any member of any other Company's compensation committee. The Compensation Committee makes recommendations regarding the Company's employee stock plans and makes decisions concerning salaries and bonus compensation for executive officers of the Company.

EQUITY COMPENSATION PLAN INFORMATION

        We currently maintain two compensation plans that provide for the issuance of the Company's Common Stock to officers and other employees, directors and consultants. These consist of the 1998 Stock Option Plan (the "Option Plan") and the 2001 Employee Stock Purchase Plan (the "Purchase Plan"), both of which have been approved by stockholders.

        The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans, as well as non-qualified options issued outside of the Option Plan, as of December 29, 2002:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,132,406(1)	$3.230	396,784(1)(3)
Equity compensation plans not approved by security holders	120,000(2)	$4.375	0

Total	1,252,406	$3.340	396,784

1
Reflects options issued or outstanding under the Company's Option Plan.

2
Reflects non-qualified options issued to an executive officer, by the Board of Directors, in 1997 outside of the option Plan.

3
Includes 250,430 shares that are reserved for issuance under the Purchase Plan.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors at the beginning of fiscal 2002 consisted of four non-employee directors of the Company, Messrs. Boppell, Curtis, Hays and Krantz. Effective October 2002 the Committee was reduced to three non-employee directors of the Company, Messrs. Hays, Curtis and Krantz.

        The Compensation Committee is responsible for setting and administering the policies governing compensation of the executive officers of the Company, including cash compensation and stock ownership programs. The goals of the Company's compensation policy are to attract and retain executive officers that contribute to the overall success of the Company, by offering compensation that is competitive in the restaurant industry for companies of the Company's size, to motivate executives to achieve the Company's business objectives, and to reward them for their achievements. The Company generally uses salary, incentive compensation, and stock options to meet these goals.

        For fiscal 2002, salaries were set by the Compensation Committee for each executive officer, including the Chief Executive Officer, within the range of salary for similar positions in other companies of similar size in the Company's industry, based on available published surveys, which do not specifically identify companies, obtained by the Company's Human Resources Department, as adjusted for the Company's projected revenue levels and regional salary differences. Salaries were generally targeted at the median of salaries among comparable companies, although the salaries are also adjusted based on each officer's experience, tenure, and prior performance. The Chief Executive Officer's base salary for fiscal 2002 was within the second quartile of the applicable range of salaries for chief executive officers in similar-sized companies in the restaurant industry and within the first quartile of the applicable range of salaries for chief executive officers in all surveyed companies in the restaurant industry.

        In preparing the performance graph for this Proxy Statement, the Company has selected the University of Chicago Graduate School of Business Center for Research in Security Prices Index for Nasdaq Retail Eating and Drinking Places Stocks ("Nasdaq RE&D") as its peer group. The companies that the Company included in its stratified salary surveys are not necessarily those included in the indices, as such companies may not be competitive with the Company for executive talent or may not be publicly traded on the Nasdaq National Market.

        The Company adopted a separate Home Office Incentive Plan for fiscal 2002. The purpose of the plan is to reward officers and certain other Home Office Employees of the Company for accomplishments in excess of the established plan. Officers of the Company at or above vice-president level and certain other employees are eligible to participate. The participants share in a pool based upon a varying percent of the total participants' salaries as of December 31, 2001 at plan plus 20% of the before-tax earnings above plan based on a predetermined percentage for each officer and other participant. In addition, the Company adopted a separate Incentive Plan for fiscal 2002 for Steve Adkins, the Company's former Senior Vice President, Operations. The purpose of the plan was to reward Mr. Adkins for sales and operating profit based upon the established plan. Mr. Adkins was eligible to receive a percentage of the Regional Manager's incentive payments, as well as a predetermined percentage of his salary based on achievements calculated as a percentage of the established plan. Payments of $4,392 were made under these Plans in 2002. The Company has adopted a separate Home Office Incentive Plan for fiscal 2003. The purpose of the plan is to reward officers and certain other Home Office Employees of the Company for accomplishments in excess of the established plan. Officers of the Company at or above vice-president level and certain other employees are eligible to participate. The participants share in a pool based upon a varying percent of the total participants' salaries as of December 30, 2002 at plan plus 20% of the before-tax earnings above plan based on a predetermined percentage for each officer and other participant.

        The Company believes that employee equity ownership provides executive officers with significant additional motivation to maximize value for the Company's stockholders. Because the stock options are granted at the prevailing market price, the stock options will only have value if the Company's stock price increases over the exercise price. Therefore, the Committee believes that stock options will serve to align the interests of executive officers closely with other stockholders because of the direct benefit executive officers receive through improved stock performance.

        In fiscal 2002, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved, stock option grants to the executive officers. Grants in fiscal 2002 were recommended on the basis of the achievement of clearly defined objectives, and in each case the size of each grant was based upon the relative seniority and responsibilities of each executive officer, historical and expected contributions of each executive officer to the Company, and previous stock option grants. In addition, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved, a stock option grant to Tim G. O'Shea upon his promotion to Executive Vice President and Chief Operating Officer.

        Options are granted with exercise prices equal to the fair market value per share of Common Stock on the date of the grant, as determined by the Board of Directors. In order to encourage executive officers to remain in the Company's employ, stock option grants prior to December 2, 1999 generally vest over five years and options granted after December 1, 1999 vest over a four-year period. All options granted by the Company are exercisable only to the extent vested.

Deductibility of Executive Compensation

        Effective January 1, 1994, the Internal Revenue Code (the "Code") was amended to impose a limit under section 162(m) on the amount of compensation which may be deducted by a publicly-held corporation with respect to the corporation's chief executive officer and its four other most highly-compensated officers, set at $1,000,000 per executive per year. Exemptions from this deductibility limit are provided for certain types of "performance-based compensation," including compensation related to stock option plans meeting certain criteria. In order to permit compensation under the Company's 1988 Stock Option Plan (the "Option Plan") to qualify for this exemption, the Board of Directors concluded that it would be advisable to establish certain restrictions on the granting of options under the Option Plan. These restrictions were approved at the 1994 Annual Meeting of Stockholders. The Compensation Committee does not believe that other components of the Company's compensation will be likely in the aggregate to exceed $1,000,000 for any executive officer in any year in the foreseeable future, and therefore concluded that no further action with respect to qualifying its executive compensation for deductibility of such compensation was necessary at this time. The policy of the Committee is to qualify executive compensation for deductibility under the applicable tax laws as practicable. In the future, the Committee will continue to evaluate the advisability of qualifying the deductibility of such compensation.

COMPENSATION COMMITTEE

Barry E. Krantz, Chairman
Vern O. Curtis
Carl R. Hays

AUDIT COMMITTEE REPORT

        The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 29, 2002. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the company specifically incorporates it by reference in such filing.

        The Audit Committee acts pursuant to the Charter of Audit Committee of the Board of Directors, which was revised and adopted by the Board of Directors on December 5, 2002, a copy of which is attached as Appendix A to this Proxy Statement. Each of the members of the Audit Committee qualified as an "independent" director under the current listing standards of the National Association of Securities Dealers. Each of the members of the Audit Committee is able to read and understand fundamental financial statements and at least one member has past employment experience in finance or accounting.

        The Audit Committee oversees the financial management, independent auditors and financial reporting procedures of the Company. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the preparation of the financial statements. In performing its review, the Audit Committee discussed the propriety of the application of accounting principles by the Company, the reasonableness of significant judgments and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also reviewed and discussed the Company's audited financial statements with Deloitte & Touche LLP, the Company's independent auditors for fiscal 2002, which is responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles.

        The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees) which include, among other items, matters and findings related to the conduct of the audit of the Company's financial statements. The committee has also received written disclosures and the letter from Deloitte & Touche LLP required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche LLP their independence from the Company. The Audit Committee has discussed with the Company's independent auditors, with and without management present, their evaluations of the Company's internal accounting controls and the overall quality of the Company's financial reporting.

        Based on the review and discussions referred to above, the committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the company's Annual Report on Form 10-K for the fiscal year ended December 29, 2002.

AUDIT COMMITTEE

Vern O. Curtis, Chairman
Charles L. Boppell
Barry E. Krantz

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file reports of ownership with the Securities and Exchange Commission. These persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

        Based solely on our review of the forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock were complied with in fiscal 2002; provided, however, that Tim G. O'Shea, Executive Vice President and Chief Operating Officer, did not timely report the receipt of 20,000 options on November 19, 2002. Mr. O'Shea subsequently disclosed the receipt of these options in a Form 4 filed on December 6, 2002.

COMPARISON OF STOCKHOLDER RETURN

        Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Company's Common Stock with the cumulative total return of The University of Chicago Graduate School of Business Center for Research in Security Prices ("CRSP") Index for the Nasdaq Stock Market (U.S. Companies) ("Nasdaq US") and the CRSP Index for Nasdaq Retail Eating and Drinking Places Stocks ("Nasdaq RE&D") for the period commencing on December 29, 19971 and ending on December 29, 20022.

Comparison of Cumulative Total Return From December 26, 1997 through December 27, 20021

Fresh Choice, Inc., CRSP Index for Nasdaq Stock Market (U.S. Companies) and CRSP Index for
Nasdaq Retail Eating and Drinking Places Stocks

	12/26/97	12/24/98	12/23/99	12/29/00	12/28/01	12/27/02
Fresh Choice	$100.0	$47.1	$63.5	$51.9	$84.6	$57.2
Nasdaq US	$100.0	$144.5	$265.0	$163.6	$132.3	$90.6
Nasdaq RE&D	$100.0	$89.2	$71.3	$104.7	$123.8	$127.0

1
Assumes that $100.00 was invested on December 26, 1997 in the Company's Common Stock at the closing sales price of $3.25 and at the closing sales price for each index on that date and that all dividends were reinvested. No dividends have been declared on the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

2
The last trading days in each of the fiscal years ended December 28, 1997, December 27, 1998, December 26, 1999, December 31, 2000, December 30, 2001and December 29, 2002 were December 26, 1997, December 24, 1998, December 23, 1999 December 29, 2000, December 28, 2001 and December 27, 2002, respectively.

3

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Board of Directors of the Company selected, and by the affirmative vote of a majority of the votes cast at the Annual Meeting of Stockholders held on May 23, 2002, the stockholders approved Deloitte & Touche LLP as independent accountants to audit the financial statements of the Company for fiscal 2002. No event described in paragraph (a)(1)(v) of Item 304 of Regulations S-K has occurred within the Company's fiscal year ended December 29, 2002.

        The following table sets forth the aggregate fees billed to Fresh Choice for the fiscal year ended December 29, 2002 by Deloitte & Touche LLP:

Audit Fees	$137,700
Financial Information Systems Design and Implementation Fees	0
All Other Fees	500	*

	$138,200

*
Represents the aggregate fees billed by Deloitte & Touche LLP for tax-related services.

        The Audit Committee has determined the rendering of all non-audit services by Deloitte & Touche LLP is compatible with maintaining Deloitte & Touche LLP's independence from the Company.

        On February 27, 2003, the Company notified Deloitte & Touche LLP ("Deloitte") that, upon completion of Deloitte's audit of the Company's consolidated financial statements for the fiscal year ended December 29, 2002, the Company would dismiss Deloitte. On March 12, 2003, the Company engaged Grant Thornton LLP ("Grant Thornton") as independent accountants to audit the financial statements of the Company for the fiscal year ending December 28, 2003. The Company's Audit Committee of the Board authorized the dismissal of Deloitte and the engagement of Grant Thornton. A representative of Grant Thornton is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

        During each of the three fiscal years in the period ended December 29, 2002 and the subsequent interim period preceding completion of Deloitte's audit on March 21, 2003, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte's satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports; and there were no reportable events described under Item 304(a)(1)(v) of Regulation S-K.

        The audit reports of Deloitte on the consolidated financial statements of the Company for the fiscal years ended December 31, 2000, December 30, 2001 and December 29, 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the two most recent fiscal years of the Company ended December 30, 2001 and December 29, 2002, the Company did not consult with Grant Thornton regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

        The affirmative vote of a majority of the votes cast at the Annual Meeting of Stockholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not be counted as having been voted on the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT
ACCOUNTANT'S FOR THE FISCAL YEAR ENDING DECEMBER 28, 2003.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

        Proposals of stockholders intended to be presented at the next Annual Meeting of the Stockholders of the Company must be received by the Company at its offices at 485 Cochrane Circle, Morgan Hill, California 95037 no later than November 26, 2003, and must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals in order to be included in the Company's proxy statement for that meeting.

TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the only business that the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors
JOAN M. MILLER Secretary

March 27, 2003

APPENDIX A

CHARTER OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Adopted by the Board of Directors on December 5, 2002

        1.    The Audit Committee of the Board of Directors (the "Board") shall have at least three members and shall be composed entirely of independent members of the Board as required by Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the requirements of the Nasdaq National Market ("Nasdaq"). Each member of the Audit Committee shall be financially literate, the chair shall be financially sophisticated, and at least one member shall be a "financial expert" as defined in item 309 of Regulation S-K promulgated under the Securities Act of 1933 and any similar requirements of Nasdaq.

        2.    The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements.

        3.    To carry out its purpose, the Audit Committee shall have the following duties and powers:

    •
    to appoint and determine the compensation of the outside auditor, oversee the work of any accounting firm employed by the Company (including resolution of any disagreements between management and the outside auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, evaluate the performance of the outside auditor and, if so determined by the Audit Committee, replace the outside auditor; it being acknowledged that the outside auditor is ultimately accountable to the Board and the Audit Committee, as representatives of the shareholders;

    •
    to ensure that, as soon as practicable after the adoption of registration guidelines or rules by the Public Company Accounting Public Oversight Board and at all times thereafter, the Company's outside auditor is a "registered public accounting firm" as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002;

    •
    to receive and evaluate the written disclosures and the letters that the outside auditor is required to deliver to the Audit Committee regarding its independence, discuss with the outside auditor its independence and, if so determined by the Audit Committee as part of its evaluation, discuss with the Board and take appropriate action concerning independence of the outside auditor;

    •
    to meet with management and the outside auditor to discuss the annual financial statements and the report of the outside auditor thereon, and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal financial controls; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the Securities and Exchange Commission (the "Commission"); and the appropriateness of the presentation of any pro forma financial information included in any report filed with the Commission or in any public disclosure or release;

    •
    to meet and discuss with management and the outside auditor the Company's Form 10-Q (including the matters described in SAS 61 with the outside auditor) prior to filing and preferably prior to the public announcement of quarterly financial results;

    •
    to instruct the outside auditor to report to the Audit Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the auditors, and other material written communications between the auditors and management, such as any management letter or schedule of unadjusted differences;

    •
    following such review and discussions, if so determined by the Audit Committee, to recommend to the Board that the annual financial statements be included in the Company's annual report;

    •
    to meet at least once each year in separate executive sessions with management and the outside auditor to discuss matters that any of them or the Audit Committee believes could significantly affect the financial statements and should be discussed privately;

    •
    to conduct or authorize such inquiries into matters within the Audit Committee's scope of its duties as the Audit Committee deems appropriate;

    •
    to establish a procedure for receipt, retention and treatment of any complaints received by the Company regarding its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

    •
    to approve, in advance of their performance, all services to be provided to the Company by its outside auditor, provided that the Audit Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption including: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser, or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Board determines, by regulations, is impermissible; and provided further that the Audit Committee may delegate to a designated member or members the authority to approve such services so long as any such approvals are disclosed to the Audit Committee at its next scheduled meeting;

    •
    to review and approve all related-party transactions;

    •
    to perform such other functions as assigned by law, the Company's bylaws or the Board; and

    •
    to provide minutes of its meetings and reports of its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

        4.    The Audit Committee shall have a chair, who shall be elected by the Board, shall meet on a regular basis at least quarterly, and shall hold special meetings as circumstances require. The Audit Committee shall act by majority vote of its members.

        5.    The Audit Committee shall meet regularly with the financial officers of the Company, with the outside auditors, with the internal auditors, if any, and with such other officers as it deems appropriate.

        6.    The Audit Committee shall have the resources and authority appropriate to carry out its duties, including the authority to engage independent counsel and other advisors and to cause the officers of the Company to provide such funding as it determines is appropriate for payment of compensation to the outside auditor, independent counsel and any other advisors employed by the Audit Committee.

        7.    The Audit Committee shall prepare a report for inclusion in the Company's annual proxy statement in accordance with applicable requirements of the Commission.

        8.    The Audit committee shall, at least annually, evaluate its performance, review and reassess this Charter, and recommend any changes to the Board.

FRESH CHOICE, INC.

PROXY FOR ANNUAL MEETING OF STOCKHODERS

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Everett F. Jefferson with full power of substitution to represent the undersigned and to vote all the shares of the stock of Fresh Choice, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Santa Clara Convention Center, 5001 Great America Parkway, Santa Clara, California, on Thursday, May 6, 2003 at 2:00 p.m. local time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company's 2002 Annual Report to Stockholders.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

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Please mark your votes as indicated in this example.	☒

A VOTE FOR THE FOLLOWING PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1.	Election of Class II Directors listed below:	FOR all nominees listed (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for all nominees listed ☐	Proposal 2.	To ratify the appointment of Grant Thornton LLP as the Company's Independent accountants for the fiscal year ending December 28, 2003	FOR ☐	AGAINST ☐	ABSTAIN ☐
(INSTRUCTION: To withhold authority any individual nominee, strike a line through that nominee's name in the list below.)
Carl R. Hays Charles A. Lynch

Signature(s)	Date:

Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries that execute the above Proxy for a deceased stockholder should give their full title. Please date the Proxy.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 6, 2003
TABLE OF CONTENTS
Proxy Statement for Annual Meeting of Stockholders
GENERAL INFORMATION
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 1 ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION AND OTHER MATTERS
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES(1)
EQUITY COMPENSATION PLAN INFORMATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPARISON OF STOCKHOLDER RETURN
Comparison of Cumulative Total Return From December 26, 1997 through December 27, 20021 Fresh Choice, Inc., CRSP Index for Nasdaq Stock Market (U.S. Companies) and CRSP Index for Nasdaq Retail Eating and Drinking Places Stocks
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS
APPENDIX A
CHARTER OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS Adopted by the Board of Directors on December 5, 2002